UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement
☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NEW ENERGY SYSTEMS GROUP

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NEW ENERGY SYSTEMS GROUP
116 West 23rd St., 5th FL
New York, NY 10011

October 20, 2011
Dear Stockholder:

On behalf of the Board of Directors of New Energy Systems Group (the “Company” or “we”), I invite you to attend our 2011 Annual Meeting of Stockholders (the “Annual Meeting”).  We hope you can join us.  The Annual Meeting will be held:

At:	Wuzhou Guest House No. 6001, Shenzhen Road, Shenzhen, China 518034 Tel: +86 755 8293 8000

On:	November 28, 2011

Time:	10:00 am local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the proxy card, and our 2010 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations.  You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, ratification of the 2011 Equity Incentive Plan, ratification of the appointment of Goldman Kurland Mohidin, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011, and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting.  We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting.  Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting.  You may also revoke your proxy or voter instructions at any time prior to the Annual Meeting.  Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in New Energy Systems Group.  We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at New Energy Systems Group, 116 West 23rd St., 5th FL, New York, NY 10011.

Sincerely,

/s/ Weihe Yu
Weihe Yu
Chief Executive Officer

NEW ENERGY SYSTEMS GROUP
116 West 23rd St., 5th FL
New York, NY 10011

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 28, 2011

To the Stockholders of NEW ENERGY SYSTEMS GROUP:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NEW ENERGY SYSTEMS GROUP (the “Company”), a Nevada corporation, will be held at Wuzhou Guest House, No. 6001, Shenzhen Road, Shenzhen, China 518034 on Monday, November 28, 2011, at 10:00 a.m. local time, for the following purposes:

1.
To elect four (4) directors to serve on the Board of Directors of the Company (the “Board”) until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until his earlier resignation, removal or death;

2.	To ratify and approve the 2011 Equity Incentive Plan which has been approved by the Board of Directors;

3.	To ratify the appointment of Goldman Kurland Mohidin, LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2011; and

4.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

          The Board has fixed the close of business on October 19, 2011 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

By Order of the Board of Directors.

Chief Executive Officer

Shenzhen, People's Republic of China
October 20, 2011

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held November 28, 2011. This Proxy Statement to the Stockholders will be available at http://www.newenergysystemsgroup.com/.

NEW ENERGY SYSTEMS GROUP
116 West 23rd St., 5th FL
New York, NY 10011

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 28, 2011

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of New Energy Systems Group (the “Company”), a Nevada corporation, in connection with the Annual Meeting of Stockholders to be held at Wuzhou Guest House, No. 6001, Shenzhen Road, Shenzhen, China 518034 on Monday, November 28, 2011, at 10:00 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is 116 West 23rd St., 5th FL, New York, NY 10011, and its telephone number, including area code, is (917) 573-0302.

Purpose of the Annual Meeting

At the annual meeting, you will be asked to consider and vote upon the following matters:

1.
To elect four (4) directors to serve on the Board of Directors of the Company (the “Board”) until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until his earlier resignation, removal or death;

2.	To ratify and approve the 2011 Equity Incentive Plan which has been approved by the Board of Directors;

3.	To ratify the appointment of Goldman Kurland Mohidin, LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2011; and

4.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Voting Rights and Revocation of Proxies

          The record date with respect to this solicitation is the close of business on October 19, 2011 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about October 20, 2011.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Nevada law or under the governing documents of the Company in connection with this solicitation.

Quorum

The number of outstanding shares of Common Stock entitled to vote at the meeting is 14,551,731. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of 7,275,866 shares, or a majority of the number of outstanding shares of Common Stock, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct the organization that holds their shares how to vote their shares.  If such voting instructions are not provided, then the shares that are held in street name will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board.  Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

With the exception of Proposal 3, the ratification of the appointment of Goldman Kurland Mohidin, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2011, all of the proposals to be voted upon at our 2011 Annual Meeting are considered non-routine.

Required Votes for Each Proposal to Pass

          Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of four (4) members to our Board of Directors	Plurality of the votes cast (the four (4) directors receiving the most “For” votes)	No

Ratification and approval of the 2011 Equity Incentive Plan, attached hereto as Appendix A	A majority of the votes cast	No

Ratification of the Appointment of Goldman Kurland Mohidin, LLP as our Independent Registered Public Accounting Firm for our Fiscal Year Ending 2011	A majority of the votes cast	Yes

Voting Procedures

 In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees.  With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all of the proposals.  You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2010 Annual Report and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2010 Annual Report and this Proxy Statement upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to New Energy Systems Group, 116 West 23rd St., 5th FL, New York, NY 10011.

If you share an address with at least one other stockholder and currently receive multiple copies of Annual Reports and Proxy Statements, and you would like to receive a single copy of our Annual Report and Proxy Statement, please specify such request in writing and send such written request to New Energy Systems Group, 116 West 23rd St., 5th FL, New York, NY 10011.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to our Board of Directors of the 4 nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our Chief Executive Officer and President and (iv) all executive officers and directors as a group as of October 19, 2011.

	Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Owner	Common Stock	Options	Preferred Shares (2)	Total	Percentage of Common Stock (%)(1)(2)	Percentage of Preferred Shares (%)(2)	Percentage of Voting Power (%)(2)
Owner of More than 5% of Class

Gold River Industrial Holding Limited (3) Room 806, Decheng Building, No 20, Queens E. Blvd., Hong Kong, China	1,078,182	0	0	1,078,182	7.41%	-	7.41%
Directors and Executive Officers
Junfeng Chen Chief Financial Officer	29,508	0	0	29,508	*	-	*

Weihe Yu (3) Chairman	1,135,914	0	0	1,135,914	7.81%	-	7.81%

Elan Yaish (4)	0	37,500	0	37,500	*	-	*

Shuxian Cui	0	0	0	0	-	-	-

Li Lui	0	0	0	0	-	-	-

All Directors and Executive Officers (5 persons)	1,165,422	37,500	0	1,202,922	8.10%	-	8.10%
*Less than 1%

(1)   In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of that date. In determining the percent of common stock owned by a person or entity on October 19, 2011, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on October 19, 2011 (14,551,731), and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the preferred and on exercise of the options. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(2) Each share of Series A Preferred Stock carries seven votes and converts into one-tenth of a share of common stock.  Voting power percentages are expressed on a pre-conversion basis. All the Preferred Stock has been converted to common stock on June 29, 2011. There is no Preferred Stock outstanding.

(3) Weihe Yu holds sole voting and dispositive power over the shares held by Gold River Industrial Holding Limited.

(4) On June 11, 2010, the Company appointed Mr. Elan Yaish as a new independent director. Pursuant to the terms of his appointment, Mr. Yaish shall also receive options to purchase up to an aggregate of 25,000 shares of common stock of the Company as consideration for his services as a director. Such options shall bear an exercise price of $6.55 and shall vest in two equal installments, with the first installment to vest on the date of grant and the second installment to vest on the first anniversary of the date of grant.

On June 21, 2011, Mr. Yaish was granted another option to purchase 25,000 shares of common stock of the Company pursuant to an option agreement dated June 21, 2011. Such options shall bear an exercise price of $3.13 per share and shall vest in two equal installments, with the first installment to vest on the date of grant and the second installment to vest on the first anniversary of the date of the grant.

As of October 19, 2011, the options to purchase 37,500 shares of common stock have vested.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Director

Four (4) directors, Weihe Yu, Elan Yaish, Shuxian Cui, and Li Liu, are to be elected at the Annual Meeting, with each director to serve until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death. If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each nominee, his age as of the Record Date, and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee's election. The Board recommends a vote FOR all nominees.

		Position with	Director
Name	Age	the Company	Since

Weihe Yu	35	Chief Executive Officer and Chairman of the Board of Directors	2009

Elan Yaish	41	Director	2010

Shuxian Cui	74	Director	2010

Li Liu	43	Director	2010

The following is a summary of the biographical information of our director-nominees:

Weihe Yu has served as the Chairman of our Board of Directors since December 10, 2009. Mr. Yu has a bachelor’s degree in Mechanical Engineering. Mr. Yu’s strength is in R&D but also has great leadership ability. He has worked in the lithium ion battery industry for more than 10 years. Before he was appointed as Chairman of New Energy Systems Group, he was the cofounder of Shenzhen Anytone Technology Co., Ltd. From July 2005 to December 2009, he served as Anytone’s CEO and led Anytone to become the leading company in the portable mobile power industry during this period. Before that, he served as general manager of Shenzhen Four Images Industrial Co., Ltd. This company was committed to the development and sale of the protection circuit of lithium ion batteries.  Mr. Yu also previously served as marketing director, manager assistant, and vice general manager in Yangxin Aluminum Wheel Co., Ltd from July 1998 to December 2000. He created a comprehensive marketing management system and performance appraisal system which improved the company’s performance dramatically.

Elan Yaish has been serving as our director since June 11, 2010. Mr. Yaish is the president of ERS Associates, Ltd. He provides business and financial advisory services to publicly traded and privately held companies including capital raising, strategic planning, M&A, SEC reporting and compliance and stock exchange transactions. From June 2010, he has also been serving as CFO of RF Dynamics, Ltd. From 2002 to 2005, Mr. Yaish was the CFO, VP of Finance and Assistant Secretary in Manchester Technologies, Inc. He implemented strategic planning initiatives while actively working with the company’s CEO and Board of Directors to maximize shareholder value. He directed Sarbanes-Oxley and all SEC reporting and filing requirements. In addition, he prepared the budget, negotiated the company’s line of credit and directed all areas of investor relations. From 2000 to 2002, Mr. Yaish was the assistant VP of Finance at Comverse Technology, Inc. He managed all SEC reporting and filings for the company with over 50 subsidiaries worldwide. From 1996 to 2000, Mr. Yaish was the VP of Finance and Controller at Trans-Resources, Inc. He managed accounting finance, SEC reporting and filings for the company. From 1992 to 1996, Mr. Yaish was a senior accountant at Deloitte and Touche LLP. Mr. Yaish currently serves as a director of US China Mining Group, Inc. Mr. Yaish received his Bachelor of Science in Accounting from Yeshiva University Sy Syms School of Business in 1992. Mr. Yaish is a licensed CPA in New York and a member of the AICPA and NYSSCPA. Mr. Yaish’s knowledge of U.S. GAAP and SEC reporting requirements and experience as an accountant led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Shuxian Cui has been serving as our director since June 9, 2010. Since 1992, Ms. Cui has been in partial retirement as an auditor in various real estate companies and accounting firms in Shenzhen, China. From 1987 to 1992, Ms. Cui worked as an accountant in the financial section of Jiangxi Province Mining Bureau.  She has previously also worked in financial departments for large state-owned companies such as Jiangxi Province 719 Mining, Hunan Province 712 Mining, Jilin Province Coal Authority, and Heilongjiang Province Coal Construction Authority.  Ms. Cui holds a Junior College degree in accounting from Jilin University of Finance and Economics.

Li Liu has been serving as our director since May 18, 2010. Since August 2008 served as General Manager of Shenzhen Everstar Technology Co., Ltd., a Chinese company engaged in the design and manufacture of electronic multimedia electronic products.   From January 2007 through July 2008, he served as technical director to Shenzhen ASA Industry Co., Ltd., one of the largest DVD loader R&D and manufacturing companies in the world. From August 2004 to December 2005, Mr. Liu served as a founding member of Shenzhen Techno Technology Development Co., Ltd., a technical design firm. Prior to that, Mr. Liu worked for eight years as engineer, senior software engineer, application technology manager (Recorder team) the Shenzhen branch of the Silicon Valley-based ESS Technology, Inc.  Mr. Liu is a graduate of Southeast University with a bachelor’s degree in engineering and graduated with a master’s degree in business administration from Wuhan University. Mr. Liu’s  business and financial knowledge and experience led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

The Board believes that each of the Company’s director-nominees is highly qualified to serve as a member of the Board. Each of the director-nominees has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Nominating Committee seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, leadership skills. Our director-nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Term of Office

The director-nominees, Weihe Yu, Elan Yaish, Shuxian Cui, and Li Liu, would serve until the next Annual Meeting of Stock holders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a plurality of all of the outstanding Common Stock of the Company is required for approval of this proposal.

The Board recommends a vote FOR the election of all the above director-nominees.

DIRECTORS AND OFFICERS

The following table sets forth certain information concerning our directors and executive officers:

Name	Age	Position	Date of Appointment

Weihe Yu	35	Chief Executive Officer and Chairman of the Board of Directors	December 10, 2009

Junfeng Chen	32	Chief Financial Officer and Secretary	August 3, 2009

Elan Yaish	41	Director	June 11, 2010

Shuxian Cui	74	Director	June 9, 2010

Li Liu	43	Director	May 18, 2010

Information regarding the principal occupations of Weihe Yu, Elan Yaish, Shuxian Cui, and Li Liu are set forth above under the heading “Nominees for Directors.” Information regarding the principal occupation of Junfeng Chen is set forth below.

Junfeng Chen has been serving as our Chief Financial Officer and Secretary since August 3, 2009.  Mr. Chen has also worked with the Company since 2005. Prior to this appointment, Mr. Chen was the Chief Financial Officer of our wholly-owned subsidiary Shenzhen E’Jenie Science and Technology Co., Ltd. (“Shenzhen E’Jenie) since February 2006. From March 2005 to January 2006, Mr. Chen served as the assistant of financial manager in Shenzhen E’Jenie.  Junfeng Chen worked as an accountant in Henan Labor Department Officer in Dongguan City, Guangdong Province, P.R.C and focused on processing the daily financial works for the office from February 2004 to December 2004. He also worked as an accountant in the Dongguan Shatian Yumao Textile Mill from October 2001 to December 2003.  Junfeng Chen majored in Accounting and graduated from Wuhan University in China in 2001.

The officers serve at the pleasure of the Board.

Directorships

Mr. Elan Yaish also serves as a director of US China Mining Group, Inc., a company traded on the OTC BB. Except for the foregoing, none of our directors have held directorships in other reporting companies and registered investment companies at any time during the past five years.

Family Relationships

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers (including those of our subsidiaries) has:

●	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

●	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

●
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

●
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

●
Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Legal Proceedings

There are no pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company. The Company’s property is not the subject of any pending legal proceedings.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

As of December 31, 2010 and December 31, 2009, the Company had $270,522 and $262,380 unsecured, due on demand, and non-interest-bearing advances, respectively, to the original owners of Anytone International.

As of December 31, 2010 and December 31, 2009, the Company had $543,585 and $527,225 unsecured, due on demand and non-interest-bearing loan payable, respectively, to the original owner of Shenzhen Anytone for the acquisition of Shenzhen Anytone by Anytone International.

Except as disclosed above, at no time during the last two fiscal years has any executive officer, director or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serves as a trustee or in a similar capacity or has a substantial beneficial interest been indebted to the Company or was involved in any transaction in which the amount exceeded $120,000 and such person had a direct or indirect material interest.

Procedures for Approval of Related Party Transactions

Our Board is charged with reviewing and approving all potential related party transactions.  All such related party transactions must then be reported under applicable Securities and Exchange Commission rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

SECTION 16(a) BENEFICIAL OWERNSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of the our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the fiscal year ended December 31, 2010, our officers and directors, and all of the persons known to us to own more than 10% of our common stock, filed all required reports on a timely basis except that Elan Yaish, Shuxian Cui, Nian Chen, Li Lui, Fushun Li, Jufeng Chen, Guofu Xiong, Weihe Yu, and Dai Rongqi were each late in filing a Form 3.

DIRECTOR INDEPNDENCE

The Company currently has three independent directors, Elan Yaish, Shuxian Cui, and Li Liu, as that term is defined under the NYSE Corporate Governance Rules.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS; ANNUAL MEETING ATTENDNACE

Committees

The Company’s business, property and affairs are managed by or under the direction of the Board of Directors (the “Board”). Members of the Board are kept informed of our business through discussion with the chief executive and financial officers, by reviewing materials provided to them and by participating at meetings of the Board and its committees.

As of June 13, 2010, our board of directors has three committees - the audit committee, the compensation committee and the nominating committee. The audit committee is comprised of Elan Yaish, Shuxian Cui, and Li Liu with Elan Yaish serving as Chairman. The compensation committee is comprised of Elan Yaish, Shuxian Cui, and Li Liu, with Li Liu serving as chairman. The nominating committee is comprised of Elan Yaish, Shuxian Cui, and Li Liu, with Li Liu serving as chairman. All of the directors who serve on each of the audit, compensation, and nominating committees are "independent" directors based on the definition of independence in the listing standards of the NYSE Corporate Governance Rules.

Audit Committee

Our audit committee is involved in discussions with our independent auditor with respect to the scope and results of our year-end audit, our quarterly results of operations, our internal accounting controls and the professional services furnished by the independent auditor. Our Board has adopted a written charter for the audit committee which the audit committee reviews and reassesses for adequacy on an annual basis.  A copy of the audit committee’s current charter is available on our website at http://www.newenergysystemsgroup.com/pdf/Audit%20Committee%20Charter.pdf.

Our Board has determined that it has an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K as promulgated by the Securities and Exchange Commission. Our audit committee financial expert is Elan Yaish.

 Compensation Committee

The compensation committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees generally.  If so authorized by the Board, the committee may also serve as the granting and administrative committee under any option or other equity-based compensation plans which we may adopt.  The compensation committee does not delegate its authority to fix compensation; however, as to officers who report to the chief executive officer, the compensation committee consults with the chief executive officer, who may make recommendations to the compensation committee.  Any recommendations by the chief executive officer are accompanied by an analysis of the basis for the recommendations.  The committee will also discuss compensation policies for employees who are not officers with the chief executive officer and other responsible officers. A copy of the compensation committee’s current charter is available on our website at http://www.newenergysystemsgroup.com/pdf/Compensation%20Committee%20Charter.pdf.

Nominating Committee

The nominating committee is involved in evaluating the desirability of and recommending to the Board any changes in the size and composition of the board, evaluation of and successor planning for the chief executive officer and other executive officers.  The qualifications of any candidate for director will be subject to the same extensive general and specific criteria applicable to director candidates generally.  A copy of the nominating committee’s current charter is available on our website at http://www.newenergysystemsgroup.com/pdf/Nominating%20Committee%20Charter.pdf.

The nominating committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to our Secretary at 116 West 23rd St., 5th Fl, New York, NY 10011, provided such recommendation has been made in accordance with the relevant by-laws.

At this time, no additional specific procedures to propose a candidate for consideration by the nominating committee, nor any minimum criteria for consideration of a proposed nomination to the Board, have been adopted.

Changes in Nominating Process

There are no material changes to the procedures by which security holders may recommend nominees to our Board of Directors.

The board and its committees held a total of 4 meetings during the fiscal year of 2010 as follows:

Board of Directors	2

Audit Committee	2

Compensation Committee	0

Nominating Committee	0

The meetings include meetings that were held by means of a conference telephone call, but do not include actions taken by unanimous written consent.

Each director attended at least 100% of the total number of meetings of the board and those committees on which he served during the year.

Our non-management directors did not in executive session during 2010.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Weihe Yu is our chairman and chief executive officer. Elan Yaish, the chairman of audit committee, is our lead independent director. The board’s role in the risk oversight of the Company includes, among other things:

●	appointing, retaining and overseeing the work of the independent auditors, including resolving disagreements between the management and the independent auditors relating to financial reporting;

●	approving all auditing and non-auditing services permitted to be performed by the independent auditors;

●	reviewing annually the independence and quality control procedures of the independent auditors;

●	reviewing and approving all proposed related party transactions;

●	discussing the annual audited financial statements with the management;

●
meeting separately with the independent auditors to discuss critical accounting policies, management letters, recommendations on internal controls, the auditor’s engagement letter and independence letter and other material written communications between the independent auditors and the management.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to New Energy Systems Group, 116 West 23rd St., 5th FL, New York, NY 10011.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. We will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We have adopted a code of ethics to apply to our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The Code of Ethics is currently available on our website at http://www.newenergysystemsgroup.com/pdf/CODE%20OF%20ETHICS%20AND%20BUSINESS%20CONDUCT%20FOR%20OFFICERS.pdf.

BOARD OF DIRECTORS COMPENSATION

The following table sets forth a summary of compensation paid to our directors during the fiscal years ended December 31, 2010 and 2009:

Director Compensation

Name and Principal Position	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings($)	All Other Compensation ($)	Total ($)
Elan Yaish	2010	$30,000	-	25,000	-	-	-	55,000
Director (1)	2009	$-	-	-	-	-	-	-
Shuxian Cui	2010	$9,139	-	-	-	-	-	9,139
Director (2)	2009	-	-	-	-	-	-	-
Li Liu,	2010	$762	-	-	-	-	-	762
Director(3)	2009	-	-	-	-	-	-	-
Fushun Li,	2010	$7,298	-	-	-	-	-	7,298
Former CEO and Director(4)	2009	5,882	-	-	-	-	-	5,882
Ronqui Dai,	2010	$0	-		-	-	-	0
Director(5)	2009	-	-	-	-	-	-	-

(1) Pursuant to a letter agreement by and between Mr. Elan Yaish and the Company, effective June 11, 2010, Mr. Yaish is entitled to receive an annual fee of $30,000, payable on a quarterly basis. Mr. Yaish also received options to purchase an aggregate of 25,000 shares of common stock of the Company as consideration of his service as a director. Such options shall bear an exercise price of $6.55 and shall vest in two equal installments, with the first installment to vest on the date of grant and the second installment to vest on the first anniversary of the date of grant.

(2) Effective June 9, 2010, Ms. Cui is entitled to receive an annual fee of $9,139, payable on a monthly basis, as consideration for her services as a director.

(3) Effective May 18, 2010, Mr. Liu is entitled to receive an annual fee of $762 as consideration for his services as director.

(4) Mr. Fushun Li was our CEO from May 5, 2009 and resigned as our CEO on May 14, 2010. Mr. Fushun Li served as our director from May 11, 2009 to March 18, 2011.

(5) Mr. Dai served as our director from April 29, 2010 to June 9, 2010. During this period, Mr. Dai was entitled to receive an annual fee of $762 as consideration for his services as director. However, due to Mr. Dai’s personal reasons, he resigned from this position one month after appointed. He did not receive any compensation in 2010.

(6) Calculations are based on the Black-Scholes option pricing model with the following assumptions: volatility of 100%, the risk-free interest rate of 1.6%, expected dividend yield of 0% and expected life of 3.5 to 4 years.

Except as set forth above, we have no arrangements for the remuneration of officers and directors, except that they will be entitled to receive reimbursement for actual, demonstrable out-of-pocket expenses, including travel expenses, if any, made on our behalf in the investigation of business opportunities. Other than as reflected in the tables above, no remuneration has been paid to our officers or directors. Except as set forth above, there are no agreements or understandings with respect to the amount or remuneration those officers and directors are expected to receive in the future.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2010 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2010 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and NYSE Corporate Governance Rules, and Lawrence Lee qualifies as an Audit Committee financial expert in accordance with the requirements of the NYSE Corporate Governance Rules and of such rules of the Commission.

Respectfully submitted by the Audit Committee,

Elan Yaish

Shuxian Cui

Li Liu

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes the annual and long-term compensation paid to our chief executive officer and our two other most highly compensated executive officers who were serving at the end of 2010, whom we refer to collectively in this Proxy Statement as the “named executive officers”:

Summary Compensation Table

					Non-	Nonqualified
Name					Equity	Deferred	All
and				Stock	Incentive	Compensation	Other
Principal		Salary	Bonus	Awards	Plan	Earnings	Compensation	Total
Position	Year	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)
(a)	(b)	(c)	(d)	(e)	(g)	(h)	(i)	(j)
Weihe Yu	2010	$26,470	0	0	0	0	0	$26,470
CEO and Chairman (1)	2009	$1,523	0	0	0	0	0	$1,523

Nian Chen	2010	$11,147	0	0	0	0	0	$11,147
Former CEO (2)	2009	$-	-	-	-	-		$-

Fushun Li	2010	$7,298	0	0	0	0	0	$7,298
Former CEO (3)	2009	$5,882	0	0	0	0	0	$5,882

Zhongnan Xu	2010	$-	-	-	-	-	-	$-
Former CEO (4)	2009	$0	0	0	0	0	0	$0

Junfeng Chen	2010	$17,647	0	0	0	0	0	$17,647
CFO (5)	2009	$10,294	0	0	0	0	0	$10,294

(1)	Mr. Weihe Yu has been our CEO since August 19, 2011.
(2)	Mr. Nian Chen was our CEO from May 14, 2010 and resigned as our CEO on August 19, 2011.
(3)	Mr. Fushun Li was our CEO from May 5, 2009 and resigned as our CEO on May 14, 2010.
(4)	Mr. Zhongnan Xu was our CEO from January 4, 2007 and resigned as our CEO on May 5, 2009.
(5)
Mr. Junfeng Chen was appointed CFO on August 3, 2009 and resigned as our CFO, effective on August 15, 2011. Upon Mr. Paul Yu Chiu Li’s resignation as our CFO, Mr. Junfeng Chen agreed to continue serving as the interim Chief Financial Officer, effective on August 16, 2011.

Employment Agreements

We have an employment agreement with Mr. Weihe Yu, effective as of December 10, 2009. Pursuant to this agreement, Mr. Yu is entitled to receive an annual salary of $26,470 for his services as Chairman of the Board. The term of Mr. Yu’s employment agreement expires on December 10, 2012.

We have an employment agreement with Mr. Junfeng Chen, effective as of September 1, 2009. Pursuant to this agreement, Mr. Chen is entitled to receive an annual salary of $17,647 for his services as Chief Financial Officer. The term of Mr. Chen’s employment agreement expires on September 1, 2012.

Apart from the abovementioned agreements, there are no current employment agreements between the Company and its executive officers.

Compensation Discussion and Analysis

We strive to provide our named executive officers (as defined in Item 402 of Regulation S-K) with a competitive base salary that is in line with their roles and responsibilities when compared to peer companies of comparable size in similar locations.

It is not uncommon for PRC private companies in the PRC to have base salaries as the sole form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to the list of similar positions within comparable peer companies and consideration is given to the executive’s relative experience in his or her position.  Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

We plan to implement a more comprehensive compensation program, which takes into account other elements of compensation, including, without limitation, short and long term compensation, cash and non-cash, and other equity-based compensation such as stock options. We expect that this compensation program will be comparable to the programs of our peer companies and aimed to retain and attract talented individuals.

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR-END

As of the end of the fiscal year ended December 31, 2010, there were no unexercised options, stock that has not vested, and equity incentive plan awards outstanding for each of our named executive officers.

PROPOSAL 2:
RATIFICATION OF 2011 EQUITY INCENTIVE PLAN

There is being submitted to the stockholders at the Annual Meeting, the ratification and approval of the Company’s 2011 Equity Incentive Plan (the “Plan”), a copy of which is included as Appendix A, pursuant to which the Company may grant an aggregate of two million (2,000,000) shares of the Company’s Common Stock to the Company’s directors, officers, employees or consultants.

Description of the Plan

The Board believes that in order to attract and retain the services of executive and other key employees, it is necessary for the Company to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Accordingly, on September 29, 2011, the Board adopted the Plan, covering 2,000,000 shares of Common Stock. Set forth below is a summary of the Plan, but this summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is included as Appendix A.

Administration

The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (i) to determine the Fair Market Value in accordance with Section 2(s) of the Plan; (ii) to select the Service Providers to whom Awards may be granted hereunder; (iii) to determine whether and to what extent Awards are granted hereunder; (iv) to determine the number of shares of Common Stock to be covered by each Award granted hereunder; (v) to approve forms of agreement for use under the Plan; (vi) to determine the terms and conditions of any, and to institute any Exchange Program, provided, however, that the terms of any such Exchange Program shall be submitted to the shareholders of the Company for approval, and the institution of any Exchange Program by the Administrator shall be subject to such shareholder approval; (vii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder; (viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; (ix) to prescribe, amend and rescind rules and regulations relating to the Plan; (x) to modify or amend each Award, including the discretionary authority to extend the post-termination exercisability period of Options or SARs longer than is otherwise provided for in the Plan (but in no event more than ten years from the grant date); (xi) to allow, or to prohibit at the Administrator’s sole discretion, Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld; (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; (xiii) to determine the terms and restrictions applicable to Awards; (xiv) to determine whether Awards (other than Options or SARs) will be adjusted for Dividend Equivalents; (xv) to determine the treatment of any outstanding Awards; and (xvi) to make all other determinations deemed necessary or advisable for administering the Plan. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final.

Eligibility

Generally, the persons who are eligible to receive grants are directors, officers, employees or consultants to the Company. Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company.

Stock

Stock subject to grants may be either unissued or reacquired stock. Subject to adjustment as provided in the Plan, the total number of shares of stock which may be purchased or granted directly by Options or Restricted Stock Awards, or purchased indirectly through exercise of Options granted under the Plan shall not exceed 2,000,000.

Terms and Conditions of Options

Each Option must be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but may not be less 100% of the Fair Market Value per Share on the date of grant or 110% of the Fair Market Value per Share on the date of grant than if the participant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary. The consideration to be paid for the Shares to be issued upon exercise of an Option may consist entirely of: cash, check, broker-assisted cashless exercise, any combination of the foregoing methods. No Option is transferable by the Optionee, except by will or by the laws of descent and distribution. An Optionee has no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee.

Stock Appreciation Rights

SARs may be granted to Participants at any time and from time to time as determined by the Administrator, in its sole discretion. The per share exercise price for the Shares to be issued pursuant to exercise of an SAR is determined by the Administrator and may not be less than 100% of the Fair Market Value per share on the date of grant. No SAR may have a term of more than ten (10) years from the date of grant. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) The number of Shares with respect to which the SAR is exercised. Payment for a SAR may be in cash, Shares or a combination thereof. If the Award Agreement is silent as to the form of payment, payment of the SAR may only be in Shares. Each SAR grant shall be evidenced by an Award Agreement.

Restricted Stock

Restricted Stock may be granted to Participants at any time as determined by the Administrator. The Administrator has complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan; provided that Restricted Stock may only be issued in the form of Shares. Each Restricted Stock grant must be evidenced by an agreement that specifies the purchase price (if any) and such other terms and conditions as determined by the Administrator, however, if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than 10 years following the date of grant.

Restricted Stock Units

Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. The Administrator must advise the Participant in writing or electronically of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and the form of payout. Until the Shares underlying the Restricted Stock Units are issued, no right to vote or receive dividends or any other rights as a stockholder may exist with respect to the Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement.

Performance Shares

Performance Shares may be granted to Participants at any time as shall be determined by the Administrator. Performance Shares must be granted in the form of units to acquire Shares. Each such unit will be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, there is no right to vote or receive dividends or any other rights as a stockholder with respect to the units to acquire Shares. Each Performance Share grant must be evidenced by an Award Agreement.

Performance Units

Performance Units are similar to Performance Shares, except that they are settled in cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Performance Units may be granted to Participants at any time and from time to time as determined by the Administrator. Performance Units will be granted in the form of units to acquire Shares. Each such unit will be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a stockholder will exist with respect to Performance Units or the cash payable thereunder. Each Performance Unit grant must be evidenced by an agreement.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under the Plan for participants who are both citizens and residents of the United States.  This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this information statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. Accordingly, participants are urged to consult with their own qualified tax advisors.

Non-Qualified Options

No taxable income will be realized by the participant upon the grant of a non-qualified option. On exercise, the excess of the fair market value of the stock at the time of exercise over the option price of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The participant's tax basis for stock acquired upon exercise of a non-qualified option will be equal to the option price paid for the stock, plus any amounts included in income as compensation. If the participant pays the exercise price of an option in whole or in part with previously-owned shares of Common Stock, the participant's tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant's tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the participant's tax basis will equal the fair market value of the share on the date of exercise and the participant's holding period will begin on the day after the exercise date. The participant's compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of Common Stock. Special rules, discussed below under "Incentive Stock Options - Disposition of Incentive Option Shares," will apply if a participant surrenders previously-owned shares acquired upon the exercise of an incentive option that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a non-qualified option.

Disposition of Option Shares

When a sale of the acquired shares occurs, a participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than twelve months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Incentive Stock Options

The grant of an ISO will not result in any federal income tax to a participant. Upon the exercise of an incentive option, a participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the "spread") generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the participant for the year in which the option is exercised. As a result of the exercise a participant's federal income tax liability may be increased. If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired Common Stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the Common Stock is issued to the participant upon exercise of the incentive option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

Disposition of Incentive Option Shares. If the incentive option holder disposes of the stock acquired upon the exercise of an incentive stock option (including the transfer of acquired stock in payment of the exercise price of another incentive stock option) either within two years from the date of grant or within one year from the date of exercise, the option holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive option is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the incentive stock option alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction. We are not entitled to a tax deduction upon either exercise of an incentive option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a disqualifying disposition.

Stock Grants

A participant who receives a stock grant under the Plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the participant for the forfeited shares. Taxes are required to be withheld from the participant at the time and on the amount of ordinary income recognized by the participant. We will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

Plan Benefits

No determination has been made as to the types or amounts of awards that will be granted to specific individuals under the Plan.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION

The affirmative vote of a majority of Common Stock present in person or represented by proxy and entitled to vote on such proposal is required for the ratification and approval of this proposal. Votes may be cast “for”, “against”, or “abstain”. Abstentions will be votes against the ratification of the 2011 Equity Incentive Plan, as this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such proposal.

The Board recommends a vote FOR ratifying and approving the Company’s 2011 Equity Incentive Plan.

PROPOSAL 3:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the firm of Goldman Kurland Mohidin, LLP, an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2011, subject to ratification of such selection by our stockholders.

In the event that ratification of this appointment of our independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of our independent registered public accounting firm will be reconsidered by our Board. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of Goldman Kurland Mohidin, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Representatives of Goldman Kurland Mohidin, LLP are not expected to be present at the Annual Meeting.

We paid our former independent registered public accounting firm, Kabani & Company, Inc., $12,500 during 2009 for their professional services rendered in connection with their quarterly review of financial statements for our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

The following table sets forth the fees that the Company accrued or paid to Goldman Parks Kurland Mohidin LLP (“GKM”) during fiscal 2010 and fiscal 2009.

	2010	2009
Audit Fees(1)	$185,000	$60,000
Audit-Related Fees(2)	4,750	20,000
Tax Fees(3)	-	-
All Other Fees	-	-
Total	$189,750	$80,000

(1)   Audit fees relate to professional services rendered in connection with the audit of the Company’s annual financial statements and internal control over financial reporting, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and audit services provided in connection with other statutory and regulatory filings.

(2)   Audit-related fees relate to professional services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including due diligence.

(3)   Tax fees relate to professional services rendered for tax compliance, tax advice and tax planning for the Company. The Company does not engage GKM to perform personal tax services for its executive officers.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

Our Board of Directors recommends a vote FOR ratification of the appointment of Goldman Kurland Mohidin, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

STOCKHOLDER PROPOSALS

Proposals by any stockholders intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in material relating to such meeting not later than April 18, 2012.

   Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2012 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by us at our principal executive office on or before May 18, 2012. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

  Stockholders who wish to make a proposal at the 2011 Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than August 15, 2011. If a shareholder who wishes to present a proposal fails to notify us by August 15, 2011, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1 and 2 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to New Energy Systems Group, 116 West 23rd St., 5th FL, New York, NY 10011, we will provide without charge to each person requesting a copy of our 2010 Annual Report or annual report on Form 10-K for the year ended December 31, 2010, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this proxy statement, as well as our 2010 Annual Report and annual report on Form 10-K for the year ended December 31, 2010, are available on our Internet website at http://www.newenergysystemsgroup.com.

By Order of the Board of Directors.

Chairman and Chief Executive Officer

Shenzen, People's Republic of China

October 20, 2011

Appendix A

NEW ENERGY SYSTEMS GROUP

2011 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Service Providers and to promote the success of the Company’s business.

Awards to Service Providers granted hereunder may be Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, or Dividend Equivalents, at the discretion of the Administrator and as reflected in the terms of the written Award Agreement.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” shall mean the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” shall mean the legal requirements relating to the administration of equity incentive plans under Delaware corporate, securities laws, the Code, and the rules and policies of any exchanges or quotation systems on which the Common Stock is listed or quoted.

(c) “Award” shall mean, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, or Dividend Equivalents.

(d) “Award Agreement” shall mean the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Awarded Stock” shall mean the Common Stock subject to an Award.

(f) “Board” shall mean the Board of Directors of the Company.

(g) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), (A) if any Person is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same Person is not considered to cause a change in the ownership of the Company, and (B) an increase in the percentage of stock owned by any Person as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition. This subsection (i) applies only when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction; or

(ii) A change in the effective control of the Company which occurs (A) on the date that a Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) ownership of stock of the Company possessing thirty percent (30%) or more of the total voting power of the stock of the Company, or (B) on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election. For purposes of this clause, if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(i) “Common Stock” shall mean the Common Stock of the Company.

(j) “Committee” shall mean the Committee appointed by the Board of Directors or a sub-committee appointed by the Board’s designated committee in accordance with Section 4(a) of the Plan, if one is appointed.

(k) “Company” shall mean New Energy Systems Group, a Nevada corporation.

(l) “Consultant” shall mean any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services; provided, however, that the term “Consultant” shall not include Outside Directors, unless such Outside Directors are compensated for services to the Company other than pursuant to their services as a Director.

(m) “Director” shall mean a member of the Board.

(n) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(o) “Dividend Equivalent” shall mean a credit, payable in cash, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant. Dividend Equivalents shall be subject to the same vesting restrictions as the related Shares subject to an Award.

(p) “Employee” shall mean any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(r) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program, and any such terms shall be submitted to the shareholders of the Company for approval prior to the institution of such Exchange Program by the Administrator in accordance with Section 4(b)(vi) hereof.

 (s) “Fair Market Value” shall mean as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported on Nasdaq.com, in The Wall Street Journal, or such other source as the Administrator deems reliable or shall be such other value determined in good faith by the Administrator;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable or shall be such other value determined in good faith by the Administrator; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(t) “Fiscal Year” shall mean a fiscal year of the Company.

(u) “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(v) “Nonqualified Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

(w) “Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x) “Option” shall mean a stock option granted pursuant to the Plan.

(y) “Optioned Stock” shall mean the Common Stock subject to an Option.

(z) “Outside Director” means a Director who is not an Employee or Consultant.

(aa) “Parent” shall mean a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Participant” shall mean an Employee, Consultant or Outside Director who receives an Award.

(cc) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award using criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment) , or any other basis determined by the Administrator in its discretion.

(dd) “Performance Share” shall mean a performance share Award granted to a Participant pursuant to Section 13.

(ee) “Performance Unit” means a performance unit Award granted to a Participant pursuant to Section 14.

(ff) “Plan” shall mean this 2011 Equity Incentive Plan, as amended.

(gg) “Restricted Stock” shall mean a restricted stock Award granted to a Participant pursuant to Section 11.

(hh) “Restricted Stock Unit” shall mean a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 12. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ii) “Rule 16b-3” shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

 (jj) “Section 16(b)” shall mean Section 16(b) of the Exchange Act.

(kk) “Service Provider” means an Employee, Consultant or Outside Director.

(ll) “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 19 of the Plan.

(mm) “Stock Appreciation Right” or “SAR” shall mean a stock appreciation right granted pursuant to Section 8 of the Plan.

(nn) “Subsidiary” shall mean a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Initial Reserve. Subject to the provisions of Section 19 of the Plan, (i) the maximum aggregate number of Shares that may be issued under the Plan is 2,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used, if permitted by the Administrator, to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 19, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b).

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. To the extent permitted by Applicable Laws, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee consisting solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Administration With Respect to Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may change the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3.

 (iv) Administration With Respect to Other Persons. With respect to Award grants made to Employees or Consultants who are not Officers of the Company, the Plan shall be administered by (A) the Board, (B) a committee designated by the Board, or (C) a sub-committee designated by the designated committee, which committee or sub-committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee or sub-Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

(v) Administration With Respect to Outside Directors. Any Award grants to Outside Directors shall be made by the Board or a committee thereof. The Board or a committee thereof shall administer the Plan with respect to Outside Director Awards.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value in accordance with Section 2(s) of the Plan;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine whether and to what extent Awards are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions of any, and to institute any Exchange Program, provided, however, that the terms of any such Exchange Program shall be submitted to the shareholders of the Company for approval, and the institution of any Exchange Program by the Administrator shall be subject to such shareholder approval;

(vii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards vest or may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions (subject to compliance with applicable laws, including Code Section 409A), and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan;

(x) to modify or amend each Award (subject to Section 6 and Section 22(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options or SARs longer than is otherwise provided for in the Plan (but in no event more than ten years from the grant date);

(xi) to allow, or to prohibit at the Administrator’s sole discretion, Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

 (xiii) to determine the terms and restrictions applicable to Awards;

(xiv) to determine whether Awards (other than Options or SARs) will be adjusted for Dividend Equivalents;

(xv) to determine the treatment of any outstanding Awards; and

(xvi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Delegation. The Board may, by a resolution adopted by the Board, delegate responsibility for administering the Plan, including with respect to designated classes of Employees and Consultants, to different committees consisting of one or more Directors subject to such limitations as the Board deems appropriate.

(d) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

5. Eligibility. Awards may be granted only to Service Providers. Incentive Stock Options may be granted only to Employees. A Service Provider who has been granted an Award may, if he or she is otherwise eligible, be granted an additional Award or Awards.

6. Code Section 162(m) Provisions.

(a) Option and SAR Annual Share Limit. No Participant shall be granted, in any Fiscal Year, Options and Stock Appreciation Rights to purchase more than 1,000,000 Shares; provided, however, that such limit shall be 2,000,000 Shares in the Participant’s first Fiscal Year of Company service.

(b) Restricted Stock, Performance Share and Restricted Stock Unit Annual Limit. No Participant shall be granted, in any Fiscal Year, more than 500,000 Shares in the aggregate of the following: (i) Restricted Stock, (ii) Performance Shares, or (iii) Restricted Stock Units; provided, however, that such limit shall be 1,000,000 Shares in the Participant’s first Fiscal Year of Company service.

(c) Performance Units Annual Limit. No Participant shall receive Performance Units, in any Fiscal Year, having an initial value greater than $1,000,000, provided, however, that such limit shall be $2,000,000 in the Participant’s first Fiscal Year of Company service.

(d) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(e) Changes in Capitalization. The numerical limitations in Sections 6(a) and (b) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 19(a).

7. Stock Options.

(a) Type of Option. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s incentive stock options granted by the Company, any Parent or Subsidiary, that become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this Section 7(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

 (b) Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

(c) Exercise Price and Consideration.

(i) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(A) In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) In the case of any other Incentive Stock Option and any Nonqualified Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(d) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

(i) cash;

(ii) check;

(iii) broker-assisted cashless exercise;

(iv) any combination of the foregoing methods of payment; or such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(v) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(e)
Termination of Status as Employee, Consultant or Director:  (i) If a Participant's status as a Service Provider shall terminate for any reason other than the Participant's disability or death, then the Participant (or if the Participant shall die after such termination, but prior to exercise, Participant's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Participant's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of "termination for good cause" as that term is defined in Nevada case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

(ii) With respect to Nonstatutory Options granted to Service Providers, the Board may specify such period for exercise, not less than 30 days after such termination (except that in the case of "termination for cause" or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate). The Option may be exercised only with respect to installments that the Participant could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of a Participant with or without cause.

(f)
Disability of Participant:  If a Participant is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 7(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)
Death of Participant:  If a Participant dies while employed by, engaged as a Service Provider of the Company, the portion of such Participant's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after the Participant's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of the Participant’s death and not previously exercised by the Participant.

8. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(a) hereof, the Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b) Exercise Price and other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of an SAR shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the date of grant. Otherwise, subject to Section 6(a) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant.

(c) Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

(d) Payment upon Exercise of SAR. At the discretion of the Administrator, but only as specified in the Award Agreement, payment for a SAR may be in cash, Shares or a combination thereof. If the Award Agreement is silent as to the form of payment, payment of the SAR may only be in Shares.

(e) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, whether it may be settled in cash, Shares or a combination thereof, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(f) Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

9. Exercise of Option or SAR.

(a) Procedure for Exercise; Rights as a Shareholder. (i) Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

(ii) An Option or SAR may not be exercised for a fraction of a Share.

(iii) An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and, with respect to Options only, full payment for the Shares with respect to which the Option is exercised has been received by the Company. With respect to Options only, full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 7(d) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 19 of the Plan.

(b) Termination of Status as a Service Provider. If a Participant ceases to serve as a Service Provider, other than upon their death or Disability, he or she may, but only within 90 days (or such other period of time as is determined by the Administrator and as set forth in the Option or SAR Agreement) after the date he or she ceases to be a Service Provider, exercise his or her Option or SAR to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option or SAR at the date of such termination, or if he or she does not exercise such Option or SAR (which he or she was entitled to exercise) within the time specified herein, the Option or SAR shall terminate.

(c) Disability. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR within such period of time as is specified in the Award Agreement to the extent the Option or SAR is vested on the date of termination (but in no event later than the earlier of 10 years or the expiration of the term of such Option or SAR as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option or SAR shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option or SAR, the Shares covered by the unvested portion of the Option or SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

(d) Death of Participant. If a Participant dies while a Service Provider, the Option or SAR may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement (but in no event may the option be exercised later than the expiration of the term set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option or SAR may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option or SAR is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option or SAR shall remain exercisable for twelve (12) months following Participant’s death. If the Option or SAR is not so exercised within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

10. RESERVED.

11. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

(b) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan; provided that Restricted Stock may only be issued in the form of Shares. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock or the restricted stock unit is awarded. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c) Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

12. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it shall advise the Participant in writing or electronically of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and the form of payout, which, subject to Section 6(b) hereof, may be left to the discretion of the Administrator. Until the Shares underlying the Restricted Stock Units are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator, in its sole discretion, but only as specified in the Award Agreement, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. If the Award Agreement is silent as to the form of payment, payment of the Restricted Stock Units may only be in Shares.

(e) Cancellation. On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

13. Performance Shares.

(a) Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

(b) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Shares Award Agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c) Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

14. Performance Units.

(a) Grant of Performance Units. Performance Units are similar to Performance Shares, except that they shall be settled in cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire Shares. Each such unit shall be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder.

(b) Number of Performance Units. Subject to Section 6(c) hereof, the Administrator will have complete discretion in determining the number of Performance Units granted to any Participant.

(c) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the grant is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Unit agreement as a condition of the award. Any certificates representing the units awarded shall bear such legends as shall be determined by the Administrator.

(d) Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

15. RESERVED.

16. Leaves of Absence. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder shall cease commencing on the first day of any unpaid leave of absence and shall only recommence upon return to active service.

17. Part-Time Service. Unless otherwise required by Applicable Laws, if as a condition to being permitted to work on a less than full-time basis, the Administrator may determine in its discretion the degree to which, if at all, that any service-based vesting of Awards granted hereunder may be extended on a proportionate basis in connection with such transition to a less than a full-time basis, vesting shall be adjusted in accordance with such agreement. Such vesting shall be proportionately re-adjusted prospectively in the event that the Employee subsequently becomes regularly scheduled to work additional hours of service.

18. Non-Transferability of Awards. Except as determined otherwise by the Administrator in its sole discretion (but never a transfer in exchange for value), Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant, without the prior written consent of the Administrator. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

19. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Change in Control.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award and the annual share limitations under Sections 6(a) and (b) hereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. (i) In the event of a merger or Change in Control, (x) each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, provided, however, that if an Officer has entered into an employment agreement that is in effect at the time of the consummation of a merger or Change in Control, and the terms as set forth in such employment agreement regarding the treatment of Awards in the event of a merger or Change of Control are more favorable to the Officer than as determined by the Administrator, then such terms set forth in such employment agreement shall govern, (y) the Administrator will not be required to treat all Awards similarly in the transaction, and (z) the Plan shall terminate upon the consummation of the merger or Change in Control.

(ii) In the event that the successor corporation does not assume or substitute for the Award, (x) the Board of Directors will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, and (y) if the Administrator so provides, in its sole discretion, Employees will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

(iii) For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(iv) Notwithstanding anything in this Section 19(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d) Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for in a Change in Control or merger, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such voluntary resignation is at the request of the acquirer), then the Outside Director will immediately vest 100% in all such Awards.

20. Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award or such later date as is specified by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

21. Term of Plan. The Plan shall continue in effect until ten years from the date of its initial adoption by the Board, or such other date of effectiveness as determined by the Board.

22. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

23. Conditions Upon Issuance of Shares. (i) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(ii) As a condition to the exercise or payout, as applicable, of an Award, the Company may require the person exercising such Option or SAR, or in the case of another Award (other than a Dividend Equivalent or Performance Unit), the person receiving the Shares upon vesting, to render to the Company a written statement containing such representations and warranties as, in the opinion of counsel for the Company, may be required to ensure compliance with any of the aforementioned relevant provisions of law, including a representation that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required.

24. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

25. Section 409A Compliance. Awards granted hereunder are intended to comply with the requirements of Section 409A of the Code to the extent Section 409A of the Code applies to such Awards, and any ambiguities in this Plan or Awards granted hereunder will be interpreted to so comply. The terms of the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with the foregoing intention to the extent the Administrator deems necessary or advisable in its sole discretion. Notwithstanding any other provision in the Plan, the Administrator, to the extent it unilaterally deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Company makes no representation that the Awards granted under the Plan shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to Awards granted under the Plan.

26. Dodd-Frank Clawback. In the event that the Company is required to restate its audited financial statements due to material noncompliance with any financial reporting requirement under the securities laws, each current or former executive officer Participant shall be required to immediately repay the Company any compensation they received pursuant to Awards hereunder during the three-year period preceding the date upon which the Company is required to prepare the restatement that is in excess of what would have been paid to the executive officer Participant under the restated financial statement, in accordance with Section 10D of the Exchange Act and any rules promulgated thereunder. Any amount required to be repaid hereunder shall be determined by the Board or its Committee in its sole discretion, unless otherwise required by Applicable Laws, and shall be binding on all current and former executive officer Participants.

NEW ENERGY SYSTEMS GROUP

2011 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the New Energy Systems Group 2011 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I.	NOTICE OF GRANT

[Optionee’s Name and Address]

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number

Grant Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	Nonqualified Stock Option

Term/Expiration Date:	10 Years From the Grant Date

Vesting Terms:

Subject to accelerated vesting as set forth in duly authorized written agreements by and between Optionee and the Company, this Option may be exercised, in whole or in part, in accordance with the following schedule:

Vesting Commencement Date:

Vesting Interval:

II.	AGREEMENT

1.	Grant of Option.

The Company hereby grants to the Optionee (the “Optionee”) named in the Notice of Grant section of this Agreement (the “Notice of Grant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan (which is incorporated herein by reference) and this Option Agreement. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail

2.	Exercise of Option.

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Terms set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement, subject to Optionee’s remaining a Service Provider on each vesting date.

(b) Post-Termination Exercise Period. If Optionee ceases to be a Service Provider, then this Option may be exercised, but only to the extent vested on the date of such cessation as a Service Provider, until the earlier of (i) the time periods specified in Sections 7(e) – (g) of the Plan or (ii) the original ten-year Option term.

(c) Method of Exercise. This option may be exercised with respect to all or any part of any vested Shares by giving the Company or any stock option plan administrator designated by the Company written or electronic notice of such exercise, in the form designated by the Company or the Company’s designated third-party stock option plan administrator, specifying the number of shares as to which this option is exercised and accompanied by payment of the aggregate Exercise Price as to all exercised shares.

This Option shall be deemed to be exercised upon receipt by the Company or any third-party stock option plan administrator designated by the Company of such fully executed exercise notice accompanied by such aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with applicable laws. Assuming such compliance, for income tax purposes the exercised shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such exercised shares.

(d) Payment of Exercise Price. Payment of the aggregate exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i) cash; or

(ii) check; or

(iii) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price.

3.	Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

4.	Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

5.	Tax Consequences.

Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercising the Option. The Optionee may incur regular federal income tax liability upon exercise of a Nonqualified Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the exercised shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b) Disposition of Shares. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

6.	Entire Agreement; Governing Law.

The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the state Delaware.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the

Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	NEW ENERGY SYSTEMS GROUP

Signature	By

Print Name	Title

Residence Address

NEW ENERGY SYSTEMS GROUP

2011 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the New Energy Systems Group 2011 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Restricted Stock Unit Award Agreement (the “Agreement”).

I.	NOTICE OF GRANT OF RESTRICTED STOCK UNIT

Name: ________________________________________________

You have been granted an Award of Restricted Stock Units (“RSUs”), subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant:___________________________________________

Total Number of RSUs Granted: _____________________________

Vesting Start:___________________________________________

Vesting Frequency:_______________________________________

II.	AGREEMENT

1. Grant of Restricted Stock Unit. The Company hereby grants to the Participant named in the Notice of the Grant of Restricted Stock Units attached as Part I of this Agreement (“Notice of Grant”) an award of RSUs, as set forth in the Notice of Grant and subject to the terms and conditions in this Agreement and the Plan.

2. Company’s Obligation. Each RSU represents the right to receive a Share on the vesting date. Unless and until the RSUs vest, the Participant will have no right to receive Shares under such RSUs. Prior to actual distribution of Shares pursuant to any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Vesting. The RSUs awarded by this Agreement will vest in the Participant according to the vesting terms specified in the Notice of Grant.

4. Forfeiture upon Termination as Employee, Director or Consultant. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Participant terminates as a Service Provider for any or no reason prior to vesting, the unvested RSUs awarded by this Agreement will thereupon be forfeited at no cost to the Company.

5. Payment upon Vesting. Any RSUs that vest in accordance with paragraph 3 will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in Shares.

6. Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or Participant’s broker.

8. Grant is Not Transferable. Except to the limited extent provided in paragraph 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

9. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

10. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

11. Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	NEW ENERGY SYSTEMS GROUP

By:
Signature

Title:
Print Name

Date:	Date:

Residence Address

NEW ENERGY SYSTEMS GROUP

2011 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Unless otherwise defined herein, the terms defined in the New Energy Systems Group 2011 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Restricted Stock Agreement (the “Agreement”).

I.	NOTICE OF GRANT OF RESTRICTED STOCK

Name: __________________________________

You have been granted an Award of shares of Restricted Stock of New Energy Systems Group (the “Shares”), subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant:______________________________________

Total Number of Shares Granted: _______________________

Vesting Start:______________________________________

Vesting Frequency:__________________________________

II.	AGREEMENT

1. Grant of the Shares . The Company hereby grants to the Participant named in the Notice of the Grant of the Shares attached as Part I of this Agreement (“Notice of Grant”) an award of the Shares, as set forth in the Notice of Grant and subject to the terms and conditions in this Agreement and the Plan.

2. Company’s Obligation. Each Share represents the right to receive a Share on the vesting date. Unless and until the Shares vest, the Participant will have no right to receive Shares. Prior to actual distribution of Shares pursuant to any vested Shares, such Shares will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Vesting. The Shares awarded by this Agreement will vest in the Participant according to the vesting terms specified in the Notice of Grant.

4. Forfeiture upon Termination as Employee, Director or Consultant. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Participant terminates as a Service Provider for any or no reason prior to vesting, the unvested Shares awarded by this Agreement will thereupon be forfeited at no cost to the Company.

5. Payment upon Vesting. Any Shares that vest in accordance with paragraph 3 will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in Shares, provided that to the extent determined appropriate by the Company, the minimum statutorily required federal, state and local withholding taxes with respect to such Shares will be paid by reducing the number of vested Shares actually paid to the Participant.

6. Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or Participant’s broker.

8. Grant is Not Transferable. Except to the limited extent provided in paragraph 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

9. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

10. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

11. Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	NEW ENERGY SYSTEMS GROUP

By:
Signature

Title:
Print Name

Date:	Date:

Residence Address

NEW ENERGY SYSTEMS GROUP 116 WEST 23ST, 5TH FLOOR NEW YORK, NY 10011
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

			For All	Withhold All	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:			☐	☐	☐

1. Election of Directors Nominees

01 Weihe Yu		02 Elan Yaish	03 Shuxian Cui			04 Li Liu

The Board of Directors recommends you vote FOR proposals 2 and 3.
							For	Against	Abstain
2 To ratify and approve the 2011 Equity Incentive Plan which has been approved by the Board of Directors.							☐	☐	☐

3 To ratify the appointment of Goldman Kurland Mohidin,LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31,2011.							☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date					Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com

NEW ENERGY SYSTEMS GROUP
Annual Meeting of Stockholders
November 28, 2011 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Weihe Yu as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEW ENERGY SYSTEMS GROUP that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, local time on November 28, 2011, at the Wuzhou Guest House No. 6001, Shenzhen Road, Shenzhen, China 518034, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side